UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 29, 2017

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2017, the Board of Directors (the “Board”) of Summer Infant, Inc. (the “Company”) increased the size of the Board to seven members and elected Andrew (Drew) Michael Train to fill the vacancy created by the expansion of the Board, effective immediately.

As an independent director, Mr. Train will be compensated for his service as provided under the Board’s existing director compensation program, including an annual cash retainer fee of $45,000 (prorated for 2017), per meeting cash fees for any meetings beyond four regularly scheduled Board meetings per year, and an annual stock award granted on the date of the Company’s annual stockholder meeting equal in value to the lesser of (i) 7,500 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) or (ii) the number of shares of Common Stock to be calculated by dividing $30,000 by the fair market value of the Common Stock on such date.  He will also be entitled to reimbursement for travel and out-of-pocket expenses in connection with his duties as a member of the Board.  Upon his appointment, Mr. Train received an initial grant of 7,500 restricted shares of Common Stock, which will vest in three equal yearly installments beginning on the first anniversary of the date of grant.

Mr. Train was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Mr. Train and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.             Regulation FD Disclosure.

On August 30, 2017, the Company issued a press release announcing Mr. Train’s election to the Board, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
No.	Description
99.1	Press release dated August 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: August 30, 2017	By:	/s/ William E. Mote, Jr
William E. Mote, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 30, 2017